                                                                     EHIBIT 21.1

ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                          March 1, 2001 - March 31, 2001

SETTLEMENT DATE:                            16-Apr-01

A.       SERIES INFORMATION

         ADVANTA LEASING RECEIVABLES CORP. IV AND
         ADVANTA LEASING RECEIVABLES CORP. V
         EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
         SERIES 1998-1

I.       SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

        (a.)    Beginning Aggregate Contract Principal Balance ("ACPB") .................................         $ 77,337,310.91
                                                                                                                  ---------------

        (b.)    Contract Principal Balance of all Collections allocable to
                Contracts ............................................................... $ 5,902,660.02
                                                                                          --------------
        (c.)    Contract Principal Balance of Charged-Off Contracts ..................... $   194,005.43
                                                                                          --------------
        (d.)    Total decline in Principal Balance ......................................................         $  6,096,665.45
                                                                                                                  ---------------
        (e.)    Ending Aggregate Contract Principal Balance of all Contracts as
                of this Settlement Date .................................................................         $ 71,240,645.46
                                                                                                                  ---------------
                BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE

        (f.)    Class A Principal Balance as of this
                Settlement Date .........................................................................         $ 61,715,634.82
                                                                                                                  ---------------
                (Class A Note Factor) ............................    0.1863395
                                                                      ---------
        (g1.)   Class A-1 Principal Balance  (Note Factor) .......    0.0000000                   --
                                                                      ---------           --------------
        (g2.)   Class A-2 Principal Balance (Note Factor) ........    0.0000000           $       --
                                                                      ---------           --------------
        (g3.)   Class A-3 Principal Balance (Note Factor) ........    0.6787826           $15,815,634.82
                                                                      ---------           --------------

        (g4.)   Class A-4 Principal Balance  (Note Factor)            1.0000000           $45,900,000.00
                                                                      ---------           --------------
        (h.)    Class B Principal Balance as of this
                Settlement Date .........................................................................         $         --
                                                                                                                  ---------------
                (Class B Note Factor)                                 0.0000000
                                                                      ---------
        (i.)    Class C Principal Balance as of this
                Settlement Date .........................................................................         $         --
                                                                                                                  ---------------
                (Class C Note Factor)                                 0.0000000
                                                                      ---------
        (l.)    Class D Principal Balance as of this
                Settlement Date .........................................................................         $ 9,525,010.64
                (Class D Note Factor)                                 0.6349878                                  ---------------
                                                                      ---------

II.      COMPLIANCE RATIOS

        (a.)    Aggregate Contract Balance Remaining ("CBR") of all Contracts as
                of the related Calculation Date .........................................................         $ 75,939,762.80
                                                                                                                  ---------------
        (b1.)   % of CBR 31 days or more delinquent as of the related
                Calculation Date ........................................................................                    6.82%
                                                                                                                  ---------------
        (b2.)   Preceeding Month %: Feb-01 ..............................................................                    7.35%
                                                                                                                  ---------------
        (b3.)   2nd Preceeding Month %: JAN-01 ..........................................................                    6.73%
                                                                                                                  ---------------
        (b4.)   Three month rolling average % of CBR 31 days or more delinquent .........................                    6.97%
                                                                                                                  ---------------
        (c.)    Does the three month rolling average % of CBR which are 31 days
                or more delinquent exceed 10.5% ?  Y or N ...............................................                    NO
                                                                                                                  ---------------
                (Amortization Period Only)
        (d)     Cumulative Net Loss Percentage as of the related Collection
                Period ..................................................................................                    2.97%
                                                                                                                  ---------------
                Does the Cumulative Net Loss Percentage exceed
        (d1.)   4.0% from the Beginning Period to and including 12th Collection
                Period ? Y or N .........................................................................                   N/A
                                                                                                                  ---------------
        (d2.)   5.5% from 13th Collection Period to and including 24th
                Collection Period ? Y or N ..............................................................                   N/A
                                                                                                                  ---------------
        (d3.)   7.0% from 25th Collection Period and thereafter ? Y or N ...............................                    NO
                (If Yes to e1 or e2 or e3, then a Residual Event occurs)                                          ---------------

        (e1.)   Residual Realization for the related Collection Period > 100%
                (YES/NO) ................................................................................                   YES
                                                                                                                  ---------------
        (e2.)   Preceeding Month: Feb-01 > 100% (YES/NO) ................................................                   YES
                                                                                                                  ---------------
        (e3.)   2nd Preceeding Month: Jan-01 > 100% (YES/NO) ............................................                   YES
                                                                                                                  ---------------
        (e4.)   Three month rolling average Residual Realization Ratio > 100%
                (YES/NO) ................................................................................                   YES
                                                                                                                  ---------------
                (If less than 100%, then a Residual Event Occurs)


III.     FLOW OF FUNDS

                The amount of available funds on deposit in the Series 1998-1
                Facility Account ........................................................................         $  7,655,550.93
                                                                                                                  ---------------
        (1)     On the Payment Date which is also the Amortization Date and each
                Payment Date thereafter

        (a.)    To the Servicer, Unrecoverable Servicer Advances ........................................              272,425.00
                                                                                                                  ---------------
        (b.)    To the Servicer, if ABS is not the Servicer, Servicing Fee and
                Ancillary Servicing Income, if any ......................................................
                                                                                                                  ---------------
                To Series 1998-1 Noteholders:

        (c.)    To Class A, the total Class A Note Interest and Class A Overdue
                Interest for the related period .........................................................         $    337,018.28
                                                                                                                  ---------------
                        Interest on Class A-1 Notes ..................................... $        --
                                                                                          ---------------
                        Interest on Class A-2 Notes ..................................... $        --
                                                                                          ---------------
                        Interest on Class A-3 Notes ..................................... $    108,283.28
                                                                                          ---------------
                        Interest on Class A-4 Notes ..................................... $    228,735.00
                                                                                          ---------------
        (d.)    Interest on Class B Notes for the related period ........................................         $          --
                                                                                                                  ---------------
        (e.)    Interest on Class C Notes for the related period ........................................         $          --
                                                                                                                  ---------------
        (f.)    To Series 1998-1 Noteholders:

                To Class A, the total Principal Payment and Class A Overdue
                Principal, if any .......................................................................            6,096,665.45
                                                                                                                  ---------------
                        Principal Payment to Class A-1 Noteholders ......................           N/A
                                                                                          ---------------
                        Principal Payment to Class A-2 Noteholders ...................... $          --
                                                                                          ---------------
                        Principal Payment to Class A-3 Noteholders ...................... $  6,096,665.45
                                                                                          ---------------
                        Principal Payment to Class A-4 Noteholders ......................           N/A
                                                                                          ---------------
                To Class B for Principal Payment and Overdue Principal, if any ..........................                    --
                                                                                                                  ---------------
                To Class C for Principal Payment and Overdue Principal, if any ..........................                    --
                                                                                                                  ---------------

        (g)     Overdue Principal (included in the Principal Payments per above, if any):
                To Class A, total for Overdue Principal .................................           N/A
                                                                                          ---------------
                        Overdue Principal to Class A-1               N/A
                                                                   ---------
                        Overdue Principal to Class A-2               N/A
                                                                   ---------
                        Overdue Principal to Class A-3               N/A
                                                                   ---------
                        Overdue Principal to Class A-4               N/A
                                                                   ---------

                To Class B for Overdue Principal ........................................           N/A
                                                                                          ---------------
                To Class C for Overdue Principal ........................................           N/A
                                                                                          ---------------

        (h1.)   Until the Reserve Account Funding Date:

                To the Reserve Account, the amount equal to the Servicing Fee
                otherwise payable to ABS ................................................................                   N/A
                                                                                                                  ---------------

        (h2.)   After the Reserve Account Funding Date:

                To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing
                Income, if any ..........................................................................               64,447.76
                                                                                                                  ---------------

        (i.)    To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount
                for such Payment Date ...................................................................                   N/A
                                                                                                                  ---------------

        (j.)    Upon the occurrence of a Residual Event the lesser of:

        (j1.)   (A) the Available Funds remaining on deposit in the Facility
                Account and .............................................................           N/A
                                                                                          ---------------
        (j2.)   (B) the aggregate amount of Residual Receipts included in
                Available Funds .........................................................           N/A
                                                                                          ---------------
        (j3.)   To be deposited to the Residual Account .................................................                   N/A
                                                                                                                  ---------------

        (k.)    To Class D Noteholders for Principal Payment ............................................                   --
                                                                                                                  ---------------
        (l.)    To Class D Noteholders for Overdue Principal, if any ....................................                   N/A
                                                                                                                  ---------------

                (3)     To ABS, the Servicing Fee previously due, but deposited
                        to the Reserve Account ..........................................................         $         --
                                                                                                                  ---------------

                (4)     To the Trustee to Fund the Servicer Conversion Expense
                        Account .........................................................................
                                                                                                                  ---------------

                (5)     To the Series Obligors, as holders of the Residual
                        Interest, any Available Funds remaining on deposit in
                        the Facility Account ............................................................         $    884,994.44
                                                                                                                  ---------------

IV.      SERVICER ADVANCES

        (a.)    Aggregate amount of Servicer Advances at the beginning of the
                related Collection Period ...............................................................            1,975,315.32
                                                                                                                  ---------------
        (b.)    Servicer Advances reimbursed during the related Collection
                Period ..................................................................................               91,853.39
                                                                                                                  ---------------
        (c.)    Amount of unreimbursed Servicer Advances to be reimbursed on the
                Settlement Date .........................................................................              272,425.00
                                                                                                                  ---------------
        (d.)    Servicer Advances made during the related Collection Period .............................                     --
                                                                                                                  ---------------
        (e.)    Aggregate amount of Servicer Advances at the end of the
                Collection Period .......................................................................         $  1,611,036.93
                                                                                                                  ---------------

V.       RESERVE ACCOUNT

        (a.)    Amount on deposit at the beginning of the related Collection
                Period ..................................................................................         $  3,600,000.00
                                                                                                                  ---------------
        (b.)    Amounts used to cover shortfalls, if any, for the related
                Collection Period .......................................................................         $           --
                                                                                                                  ---------------
        (c.)    Amounts transferred from the Facility Account, if applicable ............................         $           --
                                                                                                                  ---------------
        (d.)    Interest earned on Reserve Balance ......................................................         $     15,133.16
                                                                                                                  ---------------

        (e.)    Reserve Account Ending Balance before calculating Required
                Reserve Amount. .........................................................................         $  3,615,133.16
                                                                                                                  ---------------

        (f.)    Required Reserve Amount needed as of the related Collection
                Period ..................................................................................         $  3,600,000.00
                                                                                                                  ---------------

        (g1.)   If (f) is greater than (e), then amount of shortfall ....................................                    0.00
                                                                                                                  ---------------
        (g2.)   If (e) is greater than (f), then excess amount to be transferred
                to the Series Obligors ..................................................................               15,133.16
                                                                                                                  ---------------

        (h.)    Amounts on deposit as of this Settlement Date (e minus g2) ..............................         $  3,600,000.00
                                                                                                                  ---------------

VI.      RESIDUAL ACCOUNT

        (a.)    Amount on deposit at the beginning of the related Collection
                Period ..................................................................................                    0.00
                                                                                                                  ---------------
        (b.)    Amounts transferred from the Facility Account ...........................................                    0.00
                                                                                                                  ---------------
        (c.)    Amounts used to cover shortfalls for the related Collection
                Period ..................................................................................                    0.00
                                                                                                                  ---------------
        (d.)    Amount on deposit as of this Settlement Date ............................................                    0.00
                                                                                                                  ---------------

VII.     ADDITIONAL PROPERTY FUNDING ACCOUNT

        (a.)    Amount on deposit at the beginning of the related Collection
                Period ..................................................................................                    0.00
                                                                                                                  ---------------
        (b.)    Amounts transferred from the Facility Account ...........................................                    0.00
                                                                                                                  ---------------
        (c.)    Amounts transferred to the Series Obligors ..............................................                    0.00
                                                                                                                  ---------------
        (d.)    Amount on deposit as of this Settlement Date ............................................                    0.00
                                                                                                                  ---------------


VIII.    ADVANCE PAYMENTS

        (a.)    Beginning aggregate Advance Payments ....................................................         $  1,346,563.32
                                                                                                                  ---------------
        (b.)    Amount of Advance Payments collected during the related
                Collection Period .......................................................................         $    998,051.24
                                                                                                                  ---------------
        (c.)    Investment earnings for the related Collection Period ...................................         $      7,220.24
                                                                                                                  ---------------
        (d.)    Amount of Advance Payments withdrawn for deposit into Facility
                Account .................................................................................         $    910,980.37
                                                                                                                  ---------------
        (e.)    Ending aggregate Advance Payments .......................................................         $  1,440,854.43
                                                                                                                  ---------------

ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

BY:                /s/ Mark Shapiro

TITLE:             Assistant Treasurer
                   -------------------------------
DATE:              11-APR-01
                   -------------------------------

                                  Page 3 of 3